Corporate Presentation March 2025 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” or the negative of these terms and other similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Clearside Biomedical, Inc.’s views as of the date of this presentation about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause Clearside’s actual results, performance, or achievements to differ significantly from those expressed or implied in any forward-looking statement. These forward-looking statements include statements regarding Clearside's plans or intentions relating to product candidates, estimates of market size, the clinical development of CLS-AX, the trial design features and timing of Clearside's planned Phase 3 trial and its anticipated benefits and impacts, and the commercial potential and addressable market of CLS-AX, if approved. Although Clearside believes that the expectations reflected in the forward-looking statements are reasonable, new risks and uncertainties may emerge from time to time, and Clearside cannot guarantee future events, results, performance, or achievements. Some of the key factors that could cause actual results to differ from Clearside’s expectations include its plans to develop and potentially commercialize its product candidates; adverse differences between preliminary or interim data and final data; Clearside’s planned clinical trials and preclinical studies for its product candidates; the timing of and Clearside’s ability to obtain and maintain regulatory approvals for its product candidates; the extent of clinical trials potentially required for Clearside’s product candidates; the clinical utility and market acceptance of Clearside’s product candidates; Clearside’s commercialization, marketing and manufacturing capabilities and strategy; Clearside’s intellectual property position; Clearside's ability to expand its pipeline; developments and projections relating to Clearside's competitors and its industry; the impact of government laws and regulations; the timing, design and anticipated results of Clearside's preclinical studies and clinical trials and the risk that the results of Clearside's preclinical studies and clinical trials may not be predictive of future results in connection with future studies or clinical trials and may not support further development and marketing approval; findings from investigational review boards at clinical trial sites and publication review bodies; Clearside's estimates regarding future revenue, expenses, capital requirements and need for additional financing, and Clearside's ability to raise additional capital; and Clearside’s ability to identify additional product candidates with significant commercial potential that are consistent with its commercial objectives. For further information regarding these risks, uncertainties and other factors you should read the “Risk Factors” section of Clearside’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (SEC) on March 12, 2024, Clearside’s Quarterly Report on Form 10-Q filed with the SEC on November 12, 2024, and Clearside's subsequent filings with the SEC. Clearside expressly disclaims any obligation to update or revise the information herein, including the forward-looking statements, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by Clearside relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of Clearside’s future performance and the future performance of the markets in which Clearside operates are necessarily subject to a high degree of uncertainty and risk. 2

Delivering on the Potential of the Suprachoroidal Space Proven Leader in Suprachoroidal Delivery with Thousands of Injections Performed in the Clinic Validated Suprachoroidal Space (SCS) Delivery with Approved Product, Multiple Collaborations, and Comprehensive IP Portfolio Differentiated SCS Clinical Program Targeting Multi-Billion Dollar Wet AMD Market 3

Clearside Suprachoroidal Product Development Pipeline Targeting Global Markets

Clearside Research and Clinical Development Programs

THERAPEUTIC	MECHANISM	INDICATION	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	APPROVAL	PARTNER
CLS-AX (axitinib)	Tyrosine Kinase Inhibitor	Wet AMD*	*FDA End-of-Phase 2 Meeting Completed*					
Undisclosed	Improve choroidal perfusion	Geographic Atrophy (GA)						
Undisclosed	Modulate pro-inflammatory cells	Geographic Atrophy (GA)						

Commercial Asset: XIPERE® (triamcinolone acetonide injectable suspension) for suprachoroidal use

THERAPEUTIC	LOCATION	INDICATION	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	APPROVAL	PARTNER
XIPERE®	United States	Uveitic Macular Edema[1]						BAUSCH + LOMB
XIPERE® / ARCATUS™	Australia and Singapore	Uveitic Macular Edema[2]						arctic VISION
XIPERE® / ARCATUS™	China	Uveitic Macular Edema[2]	*NDA Under Review*					arctic VISION; Santen
XIPERE® / ARCATUS™	Asia Pacific ex-Japan	Diabetic Macular Edema[2]						arctic VISION

[1]XIPERE® (triamcinolone acetonide injectable suspension), for suprachoroidal use has received U.S. FDA Approval and is being commercialized by Bausch + Lomb.
[2]In licensed territories, Arctic Vision is responsible for clinical development of ARCATUS™ (triamcinolone acetonide injectable suspension), also known as ARVN001, and known as XIPERE® in the U.S.
*Phase 3 plans are in process.

CLEARSIDE BIOMEDICAL
4

Multiple Validating Partnerships Expand Utilization of SCS Microinjector® Technology

SCS Microinjector® Partner Clinical Development Programs

THERAPEUTIC	TYPE	INDICATION	IND-ENABLING	PHASE 1	PHASE 2	PHASE 3	APPROVAL	PARTNER
Bel-Sar	Viral-like Drug Conjugate	Choroidal Melanoma				CoMpass		aura
Sura-vec	AAV Gene Therapy	Diabetic Retinopathy (DR)*			ALTITUDE			REGENXBIO abbvie
Sura-vec	AAV Gene Therapy	Wet AMD			AAVIATE			REGENXBIO abbvie
Avoralstat	Plasma Kallikrein Inhibitor	Diabetic Macular Edema						biocryst

aura

Ocular Oncology

- Actively enrolling Phase 3

REGENXBIO

Gene Therapy

- DR: Initiate global pivotal trial in H1 2025
- ALTITUDE: enrolling a DME cohort at dose level 4
- AAVIATE: Enrolling new cohort in Wet AMD at dose level 4

biocryst

Plasma Kallikrein Inhibitor

- Conducting formulation and nonclinical work
- Begin clinical trial in 2025

CLEARSIDE BIOMEDICAL

Surabgene lomparvovec (sura-vec, ABBV-RGX-314); *Phase 3 plans are in process by partner.

5

Core Competencies in Delivery & Formulation Drive Patented Technology

KEY INTELLECTUAL PROPERTY COMPONENTS

1. **Comprehensive IP portfolio** that includes protection of: SCS delivery technology, proprietary SCS Microinjector®, treatment of various conditions with SCS administration of therapeutic products
2. **34 U.S. and >80 European and International issued patents** with multiple pending patent applications
3. Granted patents provide exclusivity for our delivery technology and product candidates to mid-2030s with pending applications **potentially extending exclusivity beyond 2040**



DEVICE PATENTS

- SCS Microinjector® features
- Methods of using SCS Microinjector® for drug delivery



DRUG PATENTS

- Administration of a variety of drugs to the suprachoroidal space by microinjection



DISEASE PATENTS

- Methods of treating ocular disorders by SCS administration

CLEARSIDE BIOMEDICAL
6

Proven Commercial Capabilities in Suprachoroidal Delivery Proprietary Microinjector with Significant Clinical Experience ISO Certified Commercial Scale Injector Manufacturing Capability Formulation Expertise Experience in Navigating the Drug/Device Regulatory Pathway 1st FDA Product Approved for SCS Administration Permanent CPT Code Granted for SCS Injections

Suprachoroidal Delivery via SCS Microinjector®

Delivering on the Potential of the Suprachoroidal Space (SCS®): A Novel Approach to Drug Delivery for Retinal Diseases Injectate Flows to the Back of the Eye and Diffuses into the Retina

Benefits for Patients and Physicians Using SCS Microinjector® Delivery Enhanced Safety Much lower risk of endophthalmitis as direct contact to immune system vs intravitreal injection Injectate Flows to Back of the Eye Reduced risk of floaters, snow globe effect, or other visual disturbances No Implants or Devices in the Vitreous Can be easily re-dosed for potentially longer durability Injection Similar to Intravitreal Advanced technology requires only a few seconds longer for each injection

SCS Microinjector®: Drug/Device Combination with Proven Versatility

- ✔ **Demonstrated ability for precise delivery into the suprachoroidal space**
- ✔ **First and Only FDA-approved SCS product**
- ✔ **Safety profile of SCS Microinjector comparable to intravitreal injections[1]**
- ✔ **Well-accepted by retinal physicians with thousands of injections performed**



Neovascular Age-Related Macular Degeneration (wet AMD)
Geographic Atrophy
Uveitic Macular Edema
Diabetic Macular Edema
Diabetic Retinopathy
Ocular Oncology (Choroidal Melanoma)
SCS
MICROINJECTOR®

CLEARSIDE BIOMEDICAL

Abbreviations: UME = uveitic macular edema; DME = diabetic macular edema; DR = diabetic retinopathy;
Sources: Clearside data on file | [1]Kurup, et. al, Macula Society 2021 *Safety of the Suprachoroidal Injection Procedure Utilizing SCS Microinjector® across Three Retinal Disorders.*

11

Straightforward Suprachoroidal Injection Technique Hold the microinjector perpendicular to the ocular surface Ensure firm contact with sclera by maintaining a dimple throughout injection Inject slowly over 5 – 10 seconds Perpendicular Dimple Slow Source: Clearside July 24, 2024 KOL Webinar

Clearside Needle Size Equivalent to Most Commonly Used Intravitreal Injections and Smaller than Other TKIs in development


Outer Diameter of the Needle
Relative to the Ocular Tissue
22G
Inner Diameter of the Needle
Drug Product Passage

30G needle results in less damage to the ocular tissue

wound size to the ocular tissue is
>4x greater with 22G Needle
>2x greater with 25G Needle


25G


30
G

Clearside
SCS Microinjector®



CLEARSIDE BIOMEDICAL

Gustavo Barreto Melo, et al. Progress in Retinal and Eye Research. “Critical analysis of techniques and materials used in devices, syringes, and needles used for intravitreal injections”. https://doi.org/10.1016/j.preteyeres.2020.100862

13

CLS-AX (axitinib injectable suspension) New mechanism of action with potential for longer duration of effect for the treatment of wet AMD

Leveraging a Highly Potent Pan-VEGF Inhibitor with Suprachoroidal Delivery

CLS-AX

01 **Axitinib**

High potency TKI with pan-VEGF receptor inhibition

02 **Proprietary CLS-AX Small Molecule Suspension Formulation**

Clearside formulation expertise

03 **Delivery via SCS Microinjector®**

Utilizes the same administration device as FDA-approved product XIPERE®

CLEARSIDE BIOMEDICAL 15

Axitinib is a Highly Potent, Highly Selective Pan-VEGF Inhibitor

Inhibits ALL VEGF Receptors (VEGFR-1, VEGFR-2, VEGFR-3)

- Intrinsic pan-VEGF inhibition through receptor blockade
- More active than anti-VEGF-A in *in-vitro* angiogenesis model[1-2]
- Approved AMD treatments are focused VEGF-A inhibitors

Tyrosine kinase inhibitor (TKI) with the highest potency

- >10x more potent than other TKIs in in-vitro studies[3]
- Better ocular cell biocompatibility than other TKIs[4]
- More active than other TKIs for experimental corneal neovascularization in preclinical models

Small molecule formulated into suspension for SCS delivery

- Preclinical data showed regression of angiogenesis
- FDA-approved renal oncology treatment with established mechanism of action



Aflibercept
Ranibizumab
Bevacizumab
PLGF
VEGF-B
VEGF-A
VEGF-C
VEGF-E
VEGF-D
VEGFR-1
(Flt-1)
VEGFR-2
(Flk-1/KDR)
VEGFR-3
(Flt-4)
Axitinib

VEGF Receptor-2 primarily mediates angiogenesis

Sources: 1. Cabral T et al. Bevacizumab Injection in Patients with Neovascular Age-Related Macular Degeneration Increases Angiogenic Biomarkers. Ophthalmol Retina. 2018 January ; 2(1): 31–37. doi:10.1016/j.oret.2017.04.004. | 2. Lieu et al. The Association of Alternate VEGF Ligands with Resistance to Anti-VEGF Therapy in Metastatic Colorectal Cancer. PLoS ONE 8(10): e77117. | 3. Gross-Goupil et al. Axitinib: A Review of its Safety and Efficacy in the Treatment of Adults with Advanced Renal Cell Carcinoma. Clinical Medicine Insights: Oncology 2013:7. | 4. Thiele et al. Multikinase Inhibitors as a New Approach in Neovascular Age-Related Macular Degeneration (AMD) Treatment: In Vitro Safety Evaluations of Axitinib, Pazopanib and Sorafenib for Intraocular Use. Klin Monatsbl Augenheilkd 2013; 230: 247-254. | Image by Mikael Häggström, used with permission. Häggström, Mikael (2014). "Medical gallery of Mikael Häggström 2014". WikiJournal of Medicine 1 (2). DOI:10.15347/wjm/2014.008. ISSN 2002-4436. Public Domain.

CLEARSIDE BIOMEDICAL
16

Positioning CLS-AX for Real-World Success in the $12 Billion Dollar Wet AMD Market1 1Annual financial reports from Regeneron Pharmaceuticals, Inc. and Genentech/Roche 2Dosing regimens are per respective product labels EYLEA® and EYLEA HD® are registered trademarks of Regeneron Pharmaceuticals| LUCENTIS® and VABYSMO® are registered trademarks of Genentech/Roche Maintain Vision & Reduce Office Visits Objective is to maintain visual acuity and reduce the number of injections; therefore, reducing the number of office visits Reduced treatment burden benefits patients, caregivers and payors with improved outcomes Ability to Re-dose Wet AMD is a chronic disease requiring ongoing treatment Goal is a label that allows re-dosing comparable to VABYSMO® and EYLEA HD® in the real-world setting Extend Duration Over Currently Approved Drugs 2x - 4x/year maintenance dosing anticipated for CLS-AX compared to approved drugs on label2: LUCENTIS®: 12x/year VABYSMO®: 3x - 12x/year EYLEA®: 6x - 12x/year EYLEA HD®: 3x - 6x/year

PHASE 2 TOPLINE DATA SUMMARY

Trial Objectives: Evaluated safety, efficacy & duration of CLS-AX in participants with wet AMD Primary Outcomes: Mean change in BCVA from Baseline to Week 36; Safety & tolerability Secondary Outcomes: Other changes in visual function and retinal imaging, including CST; Need for supplemental treatment; Treatment burden as measured by total injections Treatment experienced participants with reading center confirmation of persistent active disease Protocol required re-dosing with CLS-AX in study arm Participants received at least 2 doses of CLS-AX Provided important data to plan Phase 3 in chronic disease Participant Profile: 60 total with 2:1 randomization (40 in CLS-AX arm & 20 in aflibercept arm) ODYSSEY Phase 2b Clinical Trial Overview

* Disease Activity Assessments (DAA): Conducted at Week 12 through 32 to determine need for supplemental treatment. # In CLS-AX arm, following 3 loading doses of aflibercept and initial dose of CLS-AX at Baseline, participants will receive CLS-AX at least every 24 weeks unless more frequently required based on DAA; if disease is active and participant is <12 weeks since last CLS-AX injection, participant receives dose of aflibercept; if disease is active and participant is >12 weeks since last CLS-AX injection, participant receives dose of CLS-AX. ^ In aflibercept arm, following 3 loading doses of aflibercept, participants will receive aflibercept on fixed dosing regimen every 8 weeks unless more frequently required based on DAA; if disease is active, participant receives dose of aflibercept. CLS-AX 1.0 mg Flexible dosing N=40 Aflibercept 2 mg Fixed dosing every 8 weeks N=20 VISIT 1 2 3 4 5 6 7 8 9 10 11 WEEK -6 -4 Day 1 4 12 16 20 24 28 32 36 + + Primary Outcome Disease Activity Assessments* Baseline 2:1 Randomization Sham Procedure CLS-AX 1.0 mg Aflibercept 2 mg Screening visit Required aflibercept dose every 8 weeks^ ODYSSEY Trial Design Required CLS-AX dose (if not given prior) #Participants can be re-dosed with CLS-AX up to every 12 weeks; All arms are sham controlled Participants can be re-dosed with CLS-AX at Weeks 12, 16, 20, if needed, based on DAA# Participants can be re-dosed with aflibercept at Weeks 16, 24, 32, if needed, based on DAA

Intervention–Free Rates By Week Up to Each Visit Two-Thirds of Participants Dosed with CLS-AX Reached Six Months Without Additional Treatment Calculation accounts for missed treatments; time of initial administration of study drug shown as month 0 on figure. Intervention-free rate calculation: if participant received intervention at a study visit, those were reflected in the count at the following study visit. Week 12: 40/40 (100%) Week 16: 35/39 (89.7%) Week 20: 30/37 (81.1%) Week 24: 26/39 (66.7%)

Comparative TKI Intervention Free Rate Over 6 Months Results based on publicly available information provided by each company as of February 2025. Data presented above is not based on head-to-head studies and may not be directly comparable. EyePoint is pooled 2mg and 3mg;.

24 Weeks Before and After CLS-AX Consistently Reduced the Frequency of Injections Comparison of Wet AMD Treatments Pre- and Post- Randomization Injection post Baseline includes re-dosing with CLS-AX and/or supplementary treatment with aflibercept. Injection frequency reduction calculated by the average number of treatments 24 Weeks prior to Screening Visit as compared to average number of treatments up to 24 Weeks after Baseline Visit. Average number of treatments 24 Weeks prior to Screening Visit: 2.95 injections Average number of treatments up to 24 Weeks after Baseline Visit: 0.475 injections Reduced injection frequency by 84%

CLS-AX Demonstrated Stable BCVA and CST Over 36 Weeks ^Study drug administration for aflibercept participants given at Weeks 12, 20 and 28. Abbreviations: BCVA = best corrected visual acuity; CST = central subfield thickness as reported by the reading center; SEM = standard error of the mean P-value based on a 2-sample t-test between treatment groups . CLS-AX results do not include supplemental therapy with aflibercept BCVA Within 2 Letters From Baseline at Both Week 24 and Week 36 in CLS-AX Arm CLS-AX Demonstrates Stable Anatomical Control and Reduces Fluctuation

CLS-AX Demonstrated a Positive Safety Profile Safety Profile Well-tolerated safety profile through 36 weeks including after mandatory re-dosing of CLS-AX at Week 24 No Serious Adverse Events (SAEs) No ocular SAEs or treatment-related SAEs: No drug or procedure related ocular SAEs
No reported drug or procedure related systemic SAEs No endophthalmitis No retinal vasculitis Positive Adverse Event (AE) Profile Ocular AEs were considered clinically mild in both arms Only one reported incident related to mild eye pain out of 84 total CLS-AX injections (1.2%) Discontinuation Rates Similar discontinuation rates between treatment and comparator groups

CLS-AX Now Phase 3 Ready Based on Positive ODYSSEY Data in Wet AMD Enrolled Only Difficult-to-Treat Participants with Active Disease Achieved Primary Outcome Maintaining Stable BCVA with Repeat Dosing Compelling Intervention-Free Rates Abbreviation: Wet AMD = neovascular age-related macular degeneration; BCVA = Best Corrected Visual Acuity Positive Safety Profile with Repeat Dosing

CLS-AX Phase 3 Program Current Plans Phase 3 plans are in development and subject to change

CLS-AX Phase 3 To Feature the Flexible Dosing of a Biologic with the Duration of a TKI Two pivotal, non-inferiority trials in treatment naïve participants CLS-AX flexible dosing is an important differentiation vs other TKI programs Similar to Phase 3 trial design of EYLEA HD and VABYSMO in maintenance phase Employ more “real world” clinical practice re-dosing criteria for CLS-AX Successful End-of-Phase 2 FDA Meeting confirms Phase 3 program Preparations for Phase 3 program ongoing

Participants Solely Re-Dosed with CLS-AX at Week 24 Without Prior Intervention Sub-Group Analysis: Supports Enrolling Treatment Naïve Patients in the Phase 3 Program Analysis includes CLS-AX participants solely re-dosed with CLS-AX at Week 24 who never received rescue therapy vs. aflibercept comparator participants. Abbreviations: BCVA = best corrected visual acuity; CST = central subfield thickness. P-values are based on a 2-sample t-test. Key Insights for Phase 3 ODYSSEY: 67% of CLS-AX participants did not require rescue or re-dosing until the 6-month mandatory CLS-AX re-dosing in more difficult-to-treat patients. Sub-group: Stable BCVA and CST in participants who did not require aflibercept rescue or CLS-AX re-dosing prior to Week 24 Phase 3: By targeting treatment naïve there may be an even greater percentage reaching 6-months without the need for any intervention. BCVA CST

Excluding Observations with ≥10 Letter Change from the Previous Visit in BCVA Without a Corresponding 25 Micron Change in CST Sub-Group Analysis: Supports Phase 3 Design that Excludes Participants with Non-Disease Related Changes in Visual Acuity Prior to Randomization Key Insights for Phase 3 BCVA changes without OCT changes may not be disease related Sub-group: compelling BCVA results provide evidence that excluding participants with ≥10 letter changes prior to randomization may: Reduce BCVA variability unrelated to Wet AMD activity Better ensure data reflects real world treatment practices BCVA Excluded observations with BCVA changes from the previous visit of 10 letters or more without corresponding CST changes from the previous visit of 25 microns or more suggesting BCVA changes not related to wet AMD Abbreviations: BCVA = best corrected visual acuity; CST = central subfield thickness. P-values are based on a 2-sample t-test.

CLS-AX Phase 3 Program Designed to Potentially Reduce Regulatory Risk and Maximize Commercial Opportunity in Wet AMD Aflibercept CLS-AX Sham Procedure Abbreviations: SCR = Screening Visit; RC = Randomization Criteria; R/B = Randomization/Baseline; PE = Primary Endpoint; Participants will be randomized 1:1 to CLS-AX 1 mg or aflibercept 2 mg on Day 1. Personalized Treatment Interval (PTI) Assessment: At Weeks 12, 16, and 20, participants will undergo an assessment of disease activity based on PTI criteria. If the criteria were not met, the participants will be given CLS-AX every 24 weeks. Fixed Dosing Period: Once the treatment interval is determined in the PTI period, the participants will stay at that interval until week 52 (primary endpoint). For instance, if the participants met the PTI criteria at week 16, they will be given CLS-AX every 16 weeks in the fixed dosing period. For participants randomized to CLS-AX on a dosing interval of q24w, q20w, or q16w on or after Week 52, if PTI criteria are met at an active injection visit then the next dosing interval will be reduced by 4 weeks, to a minimum of Q12W. Week -20 -16 -12 -8 -4 Day 1 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 76 80 84 88 92 96 100 104 Activity SCR       RC  R/B    PTI PTI PTI      PE PTI PTI PTI PTI PTI PTI PTI PTI PTI EOS     CLX-AX 1 mg                                                                                                      Aflibercept 2 mg Safety Follow-up Period Variable CLS-AX According to PTI Criteria Crossover to CLS-AX Q16W Aflibercept Q8W PTI Period Fixed Dosing Period

CLS-AX Phase 3 Non-Inferiority Study Design in Wet AMD Designed to Optimize Success Strategies to Reduce Variability: Minimize enrollment of highly variable participants at Screening Participants must have 20/80 to 20/32 AND CST <500 at diagnosis At Week -4 following three aflibercept loading doses, eliminate variability during treatment prior to randomization: Participants with ≥ 10 letter change from Week -12 OR CST (AI assessment) increases by ≥ 100 microns Addresses more general wet AMD population Increased commercial value, if approved Key Elements: Treatment naïve patient population Two arms with ~225 participants per arm: CLS-AX 1 mg vs aflibercept 2 mg Intended to increase probability of success Strict participant screening to reduce variability in visual acuity is important in non-inferiority trials Anticipated Impact Anticipated Impact

Unique Ability to Re-Dose CLS-AX vs Rescue Supports Regulatory & Commercial Strategy

Why Flexible Dosing Matters

- Wet AMD is a chronic disease requiring numerous injections to maintain vision and stabilize the disease
- We know from clinical experience that patients require differing frequency of treatment to stabilize their disease
- Payer research confirmed reimbursement with a 3 to 6-month label to be on par with competitors
- Other TKIs in development initiated Phase 3 trials without multi-dose data and are only re-dosing at 6 months (”rescues” expected)

Planned Phase 3 Approach

- **Personalized Treatment Interval (PTI)** assessment enables physicians to use a “real world” approach with flexible dosing schedule based on participant needs
- **Minimal to No “rescues” expected** due to PTI defined CLS-AX re-dosing every 3 to 6 months
- **Employ in-office OCT biomarkers** (IRF and SRF) determined using AI tool to improve consistency in assessing need for re-dosing

IRF = intraretinal fluid; SRF = subretinal fluid; AI = artificial intelligence
Disease control and dosing based on publicly available information provided by each company as of March 2025.
EYLEA is a registered trademarks of Regeneron Pharmaceuticals. VABYSMO is a registered trademark of Genentech.

CLEARSIDE BIOMEDICAL 33

VABYSMO® CLS-AX OTX-TKI EYP-1901 Non-inferiority 2 2 1 2 Multiple dosing 2 2 1 2 Flexible dosing Y Y N N Tested Interval in Months 2 to 4 3 to 6 6 6 Rescue / Redosing Redosing Redosing Rescue Rescue Study population optimization N Y Y N CLS-AX Phase 3 Designed to Compete with Currently Approved Drugs Phase 3 design based on publicly available information provided by the companies as of February 2025. VABYSMO is a registered trademark of Genentech. CLS-AX is in development by Clearside Biomedical. OTX-TKI is in development by Ocular Therapeutix. EYP-1901 is in development by EyePoint Pharmaceuticals Phase 3 Clinical Trial Design Comparison

CLS-AX Potentially Versatile and Commercially Appealing Label with Large Total Addressable Market Based on Planned 3-6 Month Dosing Flexibility

WET AMD Intended Dosing Interval Range (Weeks)



Q4W
Q8W
Q12W
Q16W
Q20W
Q24W
LUCENTIS
RANIBIZUMAB INJECTION
EYLEA
(aflibercept) Injection 2 mg
EYLEA HD
(aflibercept) Injection
8 mg/0.07 mL | For Intravitreal Use
VABYSMO
faricimab injection 6mg
CLEARSIDE
BIOMEDICAL
Ocular
Therapeutix
EYEPOINT
PHARMACEUTICALS

- Low Durability
- Less Flexible Dosing Regimen

- Moderate Durability
- Flexible Dosing Regimen

- High Durability - up to 6 mo
- Flexible Dosing Regimen

- High Durability up to 6 mo
- Fixed Dosing Regimen
- Needs anti-VEGF Rescue

CLEARSIDE BIOMEDICAL

Dosing based on publicly available information provided by each company as of March 2025.
LUCENTIS and VABYSMO are registered trademarks of Genentech. EYLEA and EYLEA HD are registered trademarks of Regeneron Pharmaceuticals.
Clearside Biomedical is developing CLS-AX. Ocular Therapeutix is developing OTX-TKI. EyePoint Pharmaceuticals is developing EYP-1901.

35

Why We Believe CLS-AX Should Be the "Preferred TKI"

Efficacy Profile vs. Other TKIs

- Equivalent 6-month Duration of Effect as EYPT and OCUL
- Equivalent Intervention Free Rates despite more rigorous intervention criteria
- Equivalent reduction in treatment burden
- More potent API vs EYPT, Same API as OCUL

Potential SCS Safety Advantages

- Very low risk of endophthalmitis since CLS-AX not injected into vitreous
- No implant floating in vitreous
- No evidence TKI implants fully dissolved in vitreous at 6 months
- Same gauge injection needle as EYLEA/VABYSMO; EYPT and OCUL each use larger needle gauges to inject implants

Rigorous Phase 2 Trial Design Should Reduce Phase 3 Risks facing other TKIs

- ODYSSEY enrolled only participants with active disease vs OCUL whose participants had to be inactive (dry)
- ODYSSEY more sensitive re-treatment/rescue criteria yet similar durability of effect to other TKIs
- CLS-AX may have even better results if using same inclusion/re-treatment criteria as other TKIs
- OCUL did not conduct Phase 2 trial (only limited Phase 1 data in 15 active arm participants)

Physician/Commercially Preferred Target Label (3 - 6 months)

- As flexible as VABYSMO and EYLEA HD and as durable as other TKIs – potentially translatable to a larger market share
- EYPT and OCUL must "rescue" with anti-VEGF biologics
- Physicians prefer re-dose with same product for harder to treat patients
- CLS-AX may be re-dosed as often as every 3 months
- CPT code for SCS administration reimburses physicians at a higher rate than IVT

CLEARSIDE BIOMEDICAL

EYLEA is a registered trademarks of Regeneron Pharmaceuticals. VABYSMO is a registered trademark of Genentech.
Ocular Therapeutix is developing OTX-TKI. EyePoint Pharmaceuticals is developing EYP-1901.

36

Pipeline Expansion Opportunity in Geographic Atrophy

Choroidal Hypoxia Theory and Choriocapillaris are Damaged First Geographic Atrophy is a Choroidal Disease and an Advanced Form of Age-Related Macular Degeneration (AMD) Choriocapillaris endothelial cells damage with ghost vessels before any significant RPE changes Choriocapillaris (CC) vascular density is significantly lower in GA donor No meaningful differences in vascular lumen area / stroma area 1 VEGF level increased with low vascular density support the choroidal hypoxia theory 2 3 RPE = Retinal Pigment Epithelium Images modified from Sohn EH et al., Am J Path 2019: 189: 1473-80

Larger molecules cannot get through Bruch’s membrane. Therefore, if given intravitreally, it can only treat the RPE side. Aging intensifies disease actions and even peptides might not be able to get through. Small Molecule Can Access the Diseased Area of the RPE and Choroid Images modified from Hammadi et al JCM 2023, 12 (8), 2870 Bruch’s membrane

Potential Advantages of Suprachoroidal Delivery in Geographic Atrophy In-office procedure Small molecules may have better efficacy than current therapies SCS may be ideal delivery for gene therapy as subretinal is too invasive and intravitreal delivery lacks efficacy with a high risk of inflammation Targeted delivery compartmentalized to the posterior segment Able to reach the choroid first

Geographic Atrophy Program Focused on Small Molecule Suspensions Small Molecule Suspensions Can treat both sides of the Bruch’s membrane (Retina, RPE and Choroid) Higher concentration of drug in the choroid 1. Improve choroidal perfusion Blood flow improvement can improve retinal function directly and slow progression Evaluating Two Mechanisms That Could Potentially Be Used as Add On to Complement-Based Therapies 2. Modulate pro-inflammatory cells Inflammatory cells manipulation can reduce the root cause of complement activation

Summary

Differentiated late-stage ophthalmology company with a platform of assets Patented SCS Microinjector® delivers agents directly to the back of the eye Validated technology with multiple partners Aligned with the FDA on the Phase 3 program designed to support a commercially appealing label Potential pipeline expansion in geographic atrophy, diabetic retinopathy, and the combination of CLS-AX and a steroid (CLS-TA) for DME Innovative and Experienced Leader in Suprachoroidal Drug Delivery First Approved SCS Product XIPERE Versatile In multiple indications & clinical trials CLS-AX via SCS Targeting large Wet AMD Market Robust Safety Profile No endophthalmitis SCS Drug Delivery Platform CLS-TA is also known by brand name XIPERE® (triamcinolone acetonide injectable suspension)

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